EXHIBIT 10.3


THIS OPTION AND THE SHARES ISSUABLE HEREUNDER HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE. THE OPTION AND THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF EFFECTIVE REGISTRATION STATEMENTS COVERING THE OPTION AND THE SHARES UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

NO. CSPO-

                                 RXBAZAAR, INC.

                                OPTION AGREEMENT

               Option to Purchase 1,600,000 Shares of Common Stock

            Void After 5:00 P.M., New York time, on October 30, 2006

                                    issued to

                         STEEL CITY PHARMACEUTICALS LLC

(hereinafter called the "Registered Holder," which term shall include any and all successors and assigns) by RxBazaar, Inc., a Delaware corporation (hereinafter with its successors called the "Company").

     This Option Agreement is made pursuant to a duly authorized issue of Stock Purchase Options (the "Options") of the Company to purchase an initial aggregate of One Million Six Hundred Thousand (1,600,000) shares of Common Stock, $.001 par value (the "Common Stock"), granted by the Company to Steel City Pharmaceuticals LLC, a Delaware limited liability company ("SCP"), as additional consideration under the Management Services Agreement, dated as of October 27, 2003, between the Company and SCP (the "SCP Services Agreement").

     1. Grant. For value received and subject to the terms and conditions hereinafter set out, the Registered Holder is entitled, upon surrender of this Option Agreement, with the Notice of Exercise form annexed hereto duly executed and payment, at the office of Company at 1385 Kemper Meadow Drive Cincinnati, Ohio 45240, or such other office as the Company shall notify the Registered Holder in writing, to purchase One Million Six Hundred Thousand (1,600,000) shares (the "Option Shares") of fully paid and nonassessable shares of Common Stock at an exercise price of $2.50 per share (the "Exercise Price"), subject to adjustment from time to time pursuant to Sections 4 and 5 hereof.

     2. Exercise.
        --------

          2.1 Exercise Period. This Option shall be exercisable at any time in whole or from time to time in part commencing upon issuance and shall expire as to the unexercised portion at 5:00 P.M., New York time, on October 30, 2006, subject to earlier termination effective sixty (60) days after termination of the SCP Services Agreement, except that if the SCP Services Agreement is terminated by the Company by reason of SCP failing to accept certain Purchase Opportunities therein, this Option shall terminate immediately upon such termination of the SCP Services Agreement. Upon termination of this Option Agreement, any Options then unexercised shall terminate and be of no further force or effect.

          2.2 Manner of Exercise. Upon exercise, the Registered Holder shall surrender this Option Agreement, together with the Notice of Exercise in the form of Exhibit A hereto duly executed by the Registered Holder, and pay the purchase price for the portion of the Option being exercised. The documents shall be delivered to the Company at its principal office as set forth in
Section 1 or such other office as may be designated by the Company to the Registered Holder. The purchase price shall be paid by check payable to the order of the Company or by wire transfer to an account designated by the Company. This Option may be exercised in part, and the Registered Holder shall be entitled to receive a new Option Agreement covering the number of Option Shares in respect of which this Option shall not have been exercised.

          2.3 Delivery. As soon as practicable after the Company receives the documents for exercise of this Option, and in any event within ten (10) days thereafter, the Company, at its expense, shall cause to be issued in the name of and delivered to the person designated in the Notice of Exercise a certificate for the Option Shares being acquired, subject if applicable, to compliance with
Section 10. The person or persons in whose name or names any certificate representing shares of Common Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as of the close of business on the date on which this Option is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

     3. Reservation of Shares. The Company covenants that it shall at all times reserve and keep available a number of its authorized shares of its Common Stock, free from all pre-emptive rights therein, which will be sufficient to permit the exercise of this Option. The Company further covenants that such shares as may be issued pursuant to the exercise of this Option will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

     4. Change in Capitalization. If the Company shall at any time prior to the expiration of this Option subdivide its outstanding Common Stock, by forward stock split or otherwise, or combine its outstanding Common Stock (including a reverse split), or issue additional shares of its Common Stock in payment of a stock dividend in respect of its Common Stock, the Option Shares shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Exercise Price then applicable to shares covered by the unexercised portion of this Option shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

     5. Reclassification or Reorganization Mergers.

          5.1 Reclassification. In case of any reclassification, capital reorganization, or change of the outstanding Common Stock of the Company (other than as a result of a subdivision, combination or stock dividend covered by

Section 4 hereof), at any time prior to the expiration of this Option, then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Registered Holder, so that the Registered Holder shall have the right prior to the expiration of this Option to purchase, at a total price not to exceed that payable upon the exercise of the unexercised portion of this Option, the kind and amount of shares of stock and other securities and property receivable upon such reclassification, reorganization, or change, by a holder of the number of shares of Common Stock of the Company which might have been purchased by the Registered Holder immediately prior to such reclassification, reorganization or change, and in any such case appropriate provisions shall be made with respect to the rights and interest of the registered holder of this Option to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Exercise Price and of the number of Option Shares purchasable upon exercise of this Option) shall thereafter be applicable in relation to any shares of stock and other securities and property thereafter deliverable upon exercise hereof.

          5.2 Merger. In case of any consolidation of the Company with or a merger of the Company into another corporation or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, upon any such consolidation, merger, sale or conveyance and (i) the surviving entity is a publicly traded company, and (ii) the consideration to be received by the holders of the Company's Common Stock includes publicly traded equity interests in the surviving entity or its parent corporation, the Company agrees that a condition of such transaction will be that the successor or purchasing corporation, as the case may be, shall assume the obligations of the Company hereunder in writing. In the case of any such consolidation, merger or sale or conveyance, the Registered Holder shall have the right until the Expiration Date upon payment of the Exercise Price in effect immediately prior to such action, to receive the kind and amount of shares and other securities and/or property which he would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had this Option been exercised immediately prior to such action, subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 4 and in this Section 5. The provisions of this Section 5.2 shall similarly apply to successive consolidations, mergers, sales or conveyances.

          5.3 Non-Public Successor. In case of any consolidation of the Company with or a merger of the Company into another corporation or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, upon any such consolidation, merger, sale or conveyance and (i) the surviving entity is a non-publicly traded company or (ii) the consideration to be received by the holders of the Company's Common Stock does not include any publicly traded equity interests in the surviving entity or its parent corporation, the Company agrees to mail to the Registered Holder at the earliest applicable time (and, in any event not less than ten (10) days before any record date for determining the persons entitled to receive the consideration payable in such transaction) written notice of the transaction. Such notice shall also set forth facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price of and the kind and amount of the shares of stock and other securities and property deliverable on the transaction in exchange for the shares of Common Stock receivable upon exercise of this Option. Upon the closing of the transaction referenced in the foregoing notice, this Option to the extent then unexercised shall terminate.

     6. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Option or any portion thereof. With respect to any fraction of a share called for upon the exercise of this Option or any portion thereof, an amount equal to such fraction multiplied by the then current value of a share of Common Stock (as determined in good faith by the Board of Directors of the Company) shall be paid to the holder hereof in cash by the Company.

     7. Notice of Adjustments. Whenever the Exercise Price and/or the Option Shares are adjusted as herein provided, the Company shall promptly deliver to the Registered Holder a certificate of its principal financial officer setting forth the Exercise Price and the number of Option Shares after such adjustment and a brief statement of the facts requiring such adjustment.

     8. Rights.
        ------

          8.1 Register. The Company shall maintain a register containing the names and addresses of the Registered Holders of the Options. The Registered Holder of any Option shall be the person in whose name such Option is registered in said option register. The Registered Holder of the Option under this Option Agreement may change his address as shown on the option register by written notice to the Company requesting such change.

          8.2 Assignment. This Option Agreement, and the rights evidenced hereby, may, subject to the provisions hereof and compliance with applicable Federal and state securities laws, be transferred by the Registered Holder with respect to any or all of the Option Shares purchasable hereunder. Upon presentation to the Company of this Option Agreement, together with the Assignment in the form of Exhibit B hereto properly endorsed for registration of transfer for all of the Option Shares then purchasable hereunder, the Company shall issue a new Option Agreement of the same denomination to the assignee. Upon presentation to the Company of this Option Agreement, together with the Assignment properly endorsed for registration of transfer with respect to a portion of the Option Shares purchasable hereunder, the Company shall issue a new Option Agreement to the assignee, in such denomination as shall be requested by the Registered Holder, and shall issue to the Registered Holder a new Option Agreement covering the remaining number of Option Shares not transferred. The Company may treat the new Registered Holder as the owner of the Options transferred for all purposes.

          8.3 Substitute Option Agreement. In case this Option Agreement shall be mutilated, lost, stolen or destroyed, the Company may issue a new Option Agreement of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Option Agreement, or (ii) in lieu of any Option Agreement lost, stolen or destroyed, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Option Agreement (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction) and of indemnity reasonably satisfactory to the Company.

          8.4 Rights as an Option Holder. The Registered Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity except with respect to certificates representing shares of Common Stock issued upon exercise of the Option herein. The rights of the Registered Holder are limited to those expressed in this Option Agreement and are not enforceable against the Company except to the extent set forth herein.

Prior to due presentment for transfer of this Option Agreement, the Company may deem and treat the Registered Holder as the absolute owner of the Option herein for purposes of any exercise hereof and for all other purposes and such right of the Company shall not be affected by any notice to the contrary.

     9. Registration Rights.
        -------------------

          9.1 Definitions. As used in this Section 9, the following terms shall have the following meanings.

          (a) The term "Holder" shall mean any person owning or having the right to acquire Registrable Securities or any permitted transferee of a Holder.

          (b) The terms "register," "registered" and "registration" shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or order of effectiveness of such registration statement or document.

          (c) The term "Registrable Securities" shall mean the shares of Common Stock issuable upon exercise of the Option; provided, however, that shares of Common Stock shall only be treated as Registrable Securities if and only for so long as they (i) have not been disposed of pursuant to a registration statement declared effective by the SEC, or (ii) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

          9.2 Piggyback Registration.
              ----------------------

          (a) Filing. The Company agrees that if, at any time, and from time to time, commencing on April 21, 2004, the Board of Directors of the Company (the "Board") shall authorize the filing of a registration statement (a "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), (other than a Registration Statement in connection with an acquisition or exchange transaction, employee option or other benefit plan or other transaction not involving the sale of securities for cash on Form S-8, Form S-4 or any other form that does not include substantially the same information as would be required in a form for the general registration of securities) in connection with the proposed offer of any of its Common Stock by it or any of its stockholders, the Company shall: (i) promptly notify the Holder that such Registration Statement will be filed and that the Registrable Securities then held by the Registered Holder will be included in such Registration Statement at the Holder's request, (ii) cause such Registration Statement to cover all of such Registrable Securities issued or issuable to the Registered Holder for which the Holder requests inclusion, (iii) use its best efforts to cause such Registration Statement to become effective as soon as practicable and (iv) use its best efforts to take all other action necessary under any Federal or state law or regulation of any governmental authority to permit all such Registrable Securities of the Holder to be sold or otherwise disposed of, and will maintain such compliance with each such Federal and state law and regulation of any governmental authority for a period of at least sixty (60) days after the effective date of the Registration Statement.

(b) Inclusion. The Holder shall have the right to request inclusion of any of his Registrable Securities in two (2) Registration Statements as described in this Section 9.2 that are declared effective.

          9.3 Demand Registration.
              -------------------

          (a) Demand. The Company agrees that if at any time commencing six (6) months after termination of the Management Services Agreement the Holder desires to effect the registration under the Securities Act of outstanding Registrable Securities, the Holders may make a written request that the Company effect such registration; provided that such registration covers at least fifty-one percent (51%) of the then outstanding Registrable Securities owned by the Holder and the other holders of Options that were granted to SCP under the SCP Services Agreement. Such request will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. The Company will use its best efforts to file, within ninety (90) days of such demand, the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by such Holders pursuant to this Section 9.3(a), to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities to be registered. The Holder shall have the right to include any of his Registrable Shares in one (1) Registration Statement as described in this Section 9.3 that is declared effective.

          (b) Delay. Notwithstanding Section 9.3(a), if the Company's Board determines, in its good faith reasonable judgment, that the Company should not file any Registration Statement otherwise required to be filed pursuant to
Section 9.3(a) or should withdraw any such previously filed Registration Statement because the Company is engaged in or in good faith plans to engage in any financing, acquisition or other material transaction which would be adversely affected by the filing or maintenance of a Registration Statement otherwise required to be filed or maintained pursuant to this Section 9.3, or that the Company is in the possession of material nonpublic information required to be disclosed in such Registration Statement or an amendment or supplement thereto, the disclosure of which in such Registration Statement would be materially disadvantageous to the Company (a "Disadvantageous Condition"), the Company shall be entitled to postpone for the shortest reasonable period of time (but not exceeding one hundred eighty (180) days from the date of the determination), the filing of such Registration Statement or, if such Registration Statement has already been filed, may withdraw such Registration Statement and shall promptly give the Holder written notice of such determination, containing a general statement of the reasons for such postponement and an approximation of the anticipated delay. If the Company shall so postpone the filing or effect the withdrawal of the Registration Statement, the Holder shall have the right to withdraw the request for registration by giving written notice to the Company within thirty (30) days after receipt of the notice of postponement. The Company's right to delay a request for registration or to withdraw a Registration Statement pursuant to this
Section 9.3 may not be exercised more than once in any one-year period.

          9.4 Company Obligations. Whenever the Company is required under this
Section 9 to include Registrable Securities in a Registration Statement, the Company shall, as expeditiously as reasonably possible:

          (a) File. Use its best efforts to file and cause such Registration Statement to become effective. The Company will also use its best efforts to, during the period that such Registration Statement is required to be maintained hereunder, file such post-effective amendments and supplements thereto as may be required by the Securities Act and the rules and regulations thereunder or otherwise to ensure that the Registration Statement does not contain any untrue statement of material fact or omit to state a fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they are made, not misleading; provided, however, that if applicable rules under the Securities Act governing the obligation to file a post-effective amendment permits, in lieu of filing a post-effective amendment that (i) includes any prospectus required by Section 10(a)(3) of the Securities Act or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the Registration Statement, the Company may incorporate by reference information required to be included in (i) and (ii) above to the extent such information is contained in periodic reports filed pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in the Registration Statement.

          (b) Amendments. Prepare and file with the SEC such amendments and supplements to the Registration Statement, and the prospectus used in connection with such Registration Statement, as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement.

          (c) Copies. Furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus as amended or supplemented from time to time, in conformity with the requirements of the Securities Act, and such other documents as he may reasonably request in order to facilitate the disposition of the Registrable Securities owned by him.

          (d) Securities Laws. Use its best efforts to register and qualify the securities covered by the Registration Statement under such other Federal or state securities laws of such jurisdictions as shall be reasonably requested by the Holder; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

          (e) Underwriting. In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering.

          (f) Notification. Notify the Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, (i) when the Registration Statement or any post-effective amendment and supplement thereto has become effective; (ii) of the issuance by the SEC of any stop order or the initiation of proceedings for that purpose (in which event the Company shall make every effort to obtain the withdrawal of any order suspending effectiveness of the Registration Statement at the earliest possible time or prevent the entry thereof); (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iv) of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (g) Listing. Cause all such Registrable Securities registered hereunder to be listed on each securities exchange or national quotation service on which the Common Stock of the Company is then listed or quoted.

          9.5 Limitation on Company Obligation to File Registration Statement. The Company shall not be obligated to file a registration statement relating to a registration request pursuant to Section 9.2 or Section 9.3 at any time during the six-month period immediately following the effective date of another Registration Statement filed by the Company (other than a registration statement on Form S-4 or Form S-8 or any successor or similar form)

          9.6 Abandonment. Notwithstanding any other provision of this
Section 9, the Company may at any time, abandon or delay any registration commenced under this Section 9. In the event of such an abandonment by the Company, the Company shall not be required to continue registration of Registrable Shares requested by the Holder for inclusion in such Registration Statement, and the Holder shall retain the right to request inclusion of his shares as set forth in Section 9.2 or 9.3, as applicable.

          9.7 Furnish Information. It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Section 9 with respect to the Registrable Securities of the Holder that he shall furnish to the Company such information regarding the Holder, the Registrable Securities held by the Holder, and the intended method of disposition of such securities as shall be reasonably required by the Company to effect registration of the Holder's Registrable Securities.

          9.8 Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 9 for the Holder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto, but excluding underwriting discounts and commissions relating to Registrable Securities; which shall be borne by the Holder, provided, however, that the Company shall not bear the cost of any professional fees or costs of accounting, financial or legal advisors to the Holder. Notwithstanding the foregoing, the Holder shall pay all registration expenses that the Holder is required to pay under applicable law.

          9.9 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 9.2 or 9.3 to include the Holder's Registrable Securities in such underwriting unless he accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders (including the Registered Holder) according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders). If requested by the underwriters, the Holder will delay the sale of his Registrable Shares under the Registration Statement for up to ninety (90) after the effective date, provided other selling stockholders with "piggy back" registration rights are subject to a similar lock-up period. For purposes of this Section concerning apportionment, for any selling stockholder who is a holder of Registrable Securities and is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any pro rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

          9.10 Delay of Registration. The Holder shall have no right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 9.

          9.11 Indemnification. In the event that any Registrable Securities are included in a Registration Statement filed under this Section 9, as a condition thereto, the Company and the Holder shall enter into customary indemnification agreements. If any of the Registrable Securities in the Registration Statement are to be underwritten, the Company and the Holder shall enter into customary indemnification and contribution agreements as may be reasonably requested by such underwriters.

          9.12 Termination of Registration Rights. The right of the Holder to request inclusion of Registrable Shares in any registration pursuant to
Section 9.2 or Section 9.3 shall terminate if all Registrable Shares held by the Holder may immediately be sold under Rule 144(k) under the Securities Act.

     10. Securities Law Compliance.
         -------------------------

          10.1 Investment. Unless a current Registration Statement under the Securities Act shall be in effect with respect to the securities to be issued upon exercise of this Option, the Registered Holder, by accepting this Option, covenants and agrees that, at the time of exercise hereof, and at the time of any proposed transfer of securities acquired upon exercise hereof, the Registered Holder will deliver to the Company a written statement that the securities acquired by the Registered Holder upon exercise hereof are for the account of the Registered Holder or are being held by the Registered Holder as trustee, investment manager, investment advisor or as any other fiduciary for the account of the beneficial owner or owners for investment and are not acquired with a view to, or for sale in connection with, any distribution thereof (or any portion thereof) and with no present intention (at any such time) of offering and distributing such securities (or any portion thereof), and including such other representations as may be reasonably requested by counsel to the Company. Further, the Registered Holder shall comply with such provisions of applicable state securities laws as counsel to the Company or other counsel reasonably acceptable to the Company shall advise. The Registered Holder shall have certain rights to include the Common Stock underlying this Option in a Registration Statement in accordance with Section 9 hereof.

          10.2 Legend. Unless the shares of Common Stock issuable upon exercise of this Option have been registered under the Securities Act, upon exercise of any part of this Option and the issuance of any of such shares, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such shares, and all certificates representing the shares issued upon exercise of this Option shall bear on the face thereof substantially the following legend, insofar as is consistent with applicable law:

     "THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THAT ACT OR AN OPINION OF COUNSEL TO THE COMPANY IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION."

     11. Amendment, Waiver. This Option Agreement sets forth the entire agreement by the Company and the Registered Holder with respect to the matters herein. Any term of this Option Agreement may be amended and the observance of any term of this Option Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Registered Holder. No waivers of or exceptions to any term, condition or provision of this Option Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     12. Notices. All notices or other communications with respect to this Option Agreement shall be in writing and sent by regular or express mail or recognized courier service or by personal delivery, if to the Registered Holder to the address on the register in accordance with Section 8.1, or if to the Company to the address as set forth in or in accordance with Section 1.

     13. Governing Law. The provisions and terms of this Option Agreement shall be construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law.

                                          RxBAZAAR, INC.


                                          By:
                                             -----------------------------------
                                             Name:   Bruce C. Warwick
                                             Title:  Treasurer

Dated:  October 27, 2003

                                                                       EXHIBIT A


                           FORM OF NOTICE OF EXERCISE



                    (To be signed only on exercise of Option)


TO:   RxBAZAAR, INC.


          The undersigned, the registered holder of the within Option Agreement of RxBAZAAR, INC., hereby irrevocably elects to exercise the Option therein for, and to purchase thereunder, ____________* shares of Common Stock of RxBAZAAR, INC., and the undersigned herewith makes payment of $___________ therefor either by check, which is attached hereto, or by wire transfer to a bank designated by RxBazaar, Inc., and requests that the certificates for such shares be issued in the name of and delivered to, _________________________________________________,
 whose address is ____________________________________________________________,
and whose tax identification or social security number is ________________.



Dated:
      ------------------                  --------------------------------------
                                          (Signature must conform in all
                                          respects to name of registered holder
                                          as specified on the face of the Option
                                          Agreement)



          *Insert here the number of shares (all or part of the number of shares called for in the Option Agreement) as to which the Option therein is being exercised without making any adjustment for any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Option Agreement, may be deliverable on exercise.


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


                                                                       EXHIBIT B



                               FORM OF ASSIGNMENT



               (To be signed only on transfer of Option Agreement)



          For value received, the undersigned hereby sells, assigns, and transfers unto ______________________ the right represented by the within Option Agreement to purchase _________ shares of Common Stock of RxBAZAAR, INC. to which the within Option relates, and appoints such person Attorney to transfer such right on the books of RxBAZAAR, INC. with full power of substitution in the premises. The address of the assignee is:

            ---------------------------
            ---------------------------

            The tax identification number or SSI of the assignee is:

            ---------------------------



Dated:
      ------------------                  --------------------------------------
                                          (Signature must conform in all
                                          respects to name of registered holder
                                          as specified on the face of the Option
                                          Agreement)


                                       12